Exhibit 99.1

EXECUTION COPY

        AMENDMENT NUMBER SEVEN, dated as of November 6, 2002 (the "Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, as amended by Amendment No. 1 dated as of March 31, 1999, Amendment No. 2 dated as of January 31, 2000, Amendment No. 3 dated as of July 13, 2000, Amendment No. 4 dated as of August 8, 2001, Amendment No. 5 dated as of September 30, 2001, Amendment No. 6 dated as of March 13, 2002, the letter agreement dated as of May 3, 2002, and the two letter agreements dated as of June 17, 2002, and as amended hereby (the "Credit Agreement") among MILACRON INC. a Delaware corporation (the "Borrower" and the "Company"), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German limited liability company ("MKE"), and MILACRON B.V., a Dutch corporation ("Milacron B.V." and together with MKE, the "Foreign Subsidiary Borrowers"; the Foreign Subsidiary Borrowers, collectively with the Company, the "Borrowers"), the lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders"), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation ("DBTCA") as a Lender and as arranger and administrative agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"), and PNC Bank, as documentation agent (the "Documentation Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement;

        WHEREAS, the Agent and the Lenders have considered and agreed to the Company's requests, upon the terms and conditions set forth in this Amendment;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION ONE - AMENDMENTS.

        The Credit Agreement is amended as hereinafter provided in this Section One, effective as of the date first set forth above (the "Amendment No. 7 Effective Date").

        1.1. Amendments to Section 1 (Definitions) of the Credit Agreement.

        Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

        "'Amendment No. 7' shall mean Amendment Number Seven dated as of November 6, 2002 to this Agreement.".

        "'Amendment No. 7 Effective Date' shall have the meaning set forth in Amendment No. 7."

        Section 1.1 of the Credit Agreement is hereby further amended as follows:

        "Consolidated EBITDA" is hereby amended by deleting the definition thereof in its entirety and inserting in lieu thereof the following:

        "'Consolidated EBITDA' shall mean, without duplication, for any period, the sum of the amounts for such period of (i) the Company's Consolidated Net Income, excluding therefrom the cumulative effect of any changes in accounting principles and any extraordinary or nonrecurring items of gain or loss for such period and any restructuring charges and related severance and other expenses incurred by the Company (v) for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $12.6 million, (w) for the fiscal quarter ending December 31, 2001 in an aggregate amount of up to $17.8 million, (x) for the fiscal quarter ending March 31, 2002 in an aggregate amount of up to $10.0 million, (y) for the fiscal year ending December 31, 2002 in an aggregate amount of up to $20.0 million (which $20.0 million shall include the amount referred to in clause (x) above) and (z) for the fiscal year ending December 31, 2003 in an aggregate amount of up to $5.0 million plus (ii) the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (a) the provision for taxes based on income of the Company and its Consolidated Subsidiaries, (b) Interest Expense and (c) depreciation, amortization and other similar noncash expenses of the Company and its Consolidated Subsidiaries, for such period, all as determined on a consolidated basis for the Company and its Consolidated Subsidiaries for such period in conformity with GAAP."

        "Consolidated Net Worth" is hereby amended by deleting the definition thereof in its entirety and inserting in lieu thereof the following:

        "'Consolidated Net Worth' shall mean, as at any date at which the amount thereof shall be determined, the sum for the Company and its Consolidated Subsidiaries (determined without duplication in accordance with GAAP) of the following: (i) the amount of capital stock and paid in capital (excluding the cost of treasury shares or other similar equity interests) plus (ii) the amount of surplus and retained earnings (or, in the case of surplus or retained earnings deficit, minus the amount of such deficit) plus (iii) any restructuring charges and related severance and other expenses incurred by the Company (v) for the fiscal quarter ending September 30, 2001 in an aggregate amount of up to $12.6 million, (w) for the fiscal quarter ending December 31, 2001 in an aggregate amount of up to $17.8 million, (x) for the fiscal quarter ending March 31, 2002 in an aggregate amount of up to $10.0 million, (y) for the fiscal year ending December 31, 2002 in an aggregate amount of up to $20.0 million (which $20.0 million shall include the amount referred to in clause (x) above) and (z) for the fiscal year ending December 31, 2003 in an aggregate amount of up to $5.0 million plus (iv) to the extent deducted in determining the amount under clause (i) or (ii) above, the cumulative effect of any changes in accounting principles.".

SECTION TWO - REPRESENTATIONS AND WARRANTIES.

        The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

        (a) Each of the Company, MKE and Milacron B.V. has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

        (b) No consent of any Person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

        (c) This Amendment has been duly executed and delivered on behalf of each of the Company, MKE and Milacron B.V. by a duly authorized officer or attorney-in-fact of the Company, MKE or Milacron B.V., as the case may be, and constitutes a legal, valid and binding obligation of the Company and each of MKE or Milacron B.V., as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability; and

        (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company, MKE or Milacron B.V. or (ii) contractual obligations of the Company, MKE or Milacron B.V., except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect;

        (e) Each of the Company, MKE and Milacron B.V. acknowledges and agrees that the Loans outstanding as of the date hereof (the Dollar Equivalent of Loans denominated in Euros is calculated as of November 4, 2002 pursuant to the Credit Agreement) are in an aggregate principal amount equal to $42,000,000 (the "Existing Loans") and the aggregate Letter of Credit Usage outstanding as of the date hereof are in an amount equal to $11,745,500 (the "Existing Letter of Credit Usage" and, together with the Existing Loans, the "Existing Extensions of Credit") and none of the Borrowers has any defense, counterclaims or right of offset with respect to such amounts; and

        (f) On and as of the Amendment No. 7 Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION THREE - MISCELLANEOUS.

        (a) The Company shall pay in cash on November 8, 2002 to each Lender that executes and delivers a signature page to this Amendment not later than the close of business (New York City time) on the date hereof a fee in an aggregate amount equal to 1/16 of 1% of such Lender's Commitment. Without limiting or amending the provisions of Section 11.3 of the Credit Agreement, the Company shall pay not later than November 15, 2002 all fees and expenses of the Agent (including the reasonable fees of counsel to the Agent) in connection with this Amendment and related matters that have been invoiced through November 15, 2002.

        (b) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

        (c) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment No. 7 Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

        (d) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

        (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

        (f) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

Amendment No. 7

MILACRON INC.
		by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: Vice President - Finance and Chief Financial Officer

MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH
		by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: on the basis of Power of Attorney dated as of November 5, 2002

MILACRON B.V.
		by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: on the basis of Power of Attorney dated as of November 5, 2002

ABN AMRO BANK N.YV., as a Lender		FIRSTAR BANK, National Association, as a lender
by	/s/Steven C. Wimpenny, David W. Stack	by	/s/Douglas S. Dunbar

	Name:Steven C. Wimpenny, David W. Stack Title: Group Vice President, Vice President		Name: Douglas S. Dunbar Title:Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender and as the Agent		KEYBANK NATIONAL ASSOCIATION, as a lender
by	/s/Clark G. Peterson	by	/s/Marvin S. Kadish

	Name:Clark G. Peterson Title:Vice President		Name:Marvin S. Kadish Title:Senior Vice President

BANK ONE, INDIANA, N.A., as a Lender		MORGAN GURANTY TRUST COMPANY OF NEW YORK, as a lender
by		by	/s/Sanjeev L. Khemlani

	Name: Title:		Name:Sanjeev L. Khemlani Title:Vice President

COMERICA BANK, as a lender		PNC BANK, NATIONAL ASSOCIATION, as a lender
by	/s/Dan M. Roman	by	/s/Bruce A. Kintner

	Name:Dan M. Roman Title: 1st Vice President		Name:Bruce A. Kintner Title:Vice President

CREDIT SUISSE FIRST BOSTON, as a lender		GE CAPITAL CFE, INC., as a lender
by	/s/Bill O'Daly, Cassandra Droogan	by

	Name:Bill O'Daly, Cassandra Droogan Title:Director, Associate		Name: Title:

FIFTH THIRD BANK, as a lender
by	/s/Megan S. Heisel

Name:Megan S. Heisel Title:Assistant Vice President